UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------

        Date of report (Date of earliest event reported): April 28, 2006

                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

           Iowa                          0-27672                 42-1449849
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                   Number)             Identification No.)

                               825 Central Avenue,
                             Fort Dodge, Iowa 50501
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

         On April 28, 2006, North Central Bancshares, Inc. (the "Company") announced its earnings for the first quarter of 2006. A copy of the press release dated April 28, 2006, is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(c)      The following exhibit is furnished with this Report:

       Exhibit No.        Description
       -----------        -----------

       99.1               Press release issued by the Company on April 28, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          NORTH CENTRAL BANCSHARES, INC.




                          By:    /s/ David M. Bradley
                                 --------------------
                          Name:  David M. Bradley
                          Title: Chairman, President and Chief Executive Officer


Date: April 28, 2006

                                  EXHIBIT INDEX


     Exhibit No.                 Description
     -----------                 -----------
         99.1          Press Release dated April 28, 2006.